UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-222231	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

Distributions

On January 17, 2020, the Company declared distributions for each class of its common stock in the amount per share set forth below for record holders as of each date set forth above each table:

October 31, 2019 Record Date
	Gross Distribution	Advisory Fee	Stockholder Servicing Fee	Net Distribution
Class N Common Stock	$0.05839	$0.00540	$0.00000	$0.05300
Class I Common Stock	$0.05839	$0.01021	$0.00000	$0.04818
Class D Common Stock	$0.05839	$0.01020	$0.00228	$0.04591
Class T Common Stock	$0.05839	$0.01013	$0.00772	$0.04055

November 30, 2019 Record Date
	Gross Distribution	Advisory Fee	Stockholder Servicing Fee	Net Distribution
Class N Common Stock	$0.05623	$0.00525	$0.00000	$0.05097
Class I Common Stock	$0.05623	$0.00993	$0.00000	$0.04630
Class D Common Stock	$0.05623	$0.00991	$0.00222	$0.04410
Class T Common Stock	$0.05623	$0.00982	$0.00747	$0.03893

December 31, 2019 Record Date
	Gross Distribution	Advisory Fee	Stockholder Servicing Fee	Net Distribution
Class N Common Stock	$0.05788	$0.00547	$0.00000	$0.05241
Class I Common Stock	$0.05788	$0.01035	$0.00000	$0.04753
Class D Common Stock	$0.05788	$0.01033	$0.00231	$0.04524
Class T Common Stock	$0.05788	$0.01024	$0.00777	$0.03987
Class S Common Stock	$0.05788	$0.01022	$0.00776	$0.03990

The net distributions for each class of common stock (which represents the gross distributions less advisory fees and stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on each record date set forth above each table. These distributions will be paid on or about January 31, 2020 and will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

On January 17, 2020, the Company’s board of directors amended the Company’s distribution policy to reflect that the Company intends to pay distributions monthly rather than quarterly going forward, subject to the discretion of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: January 17, 2020	By:	/s/ James E. Sinople
James E. Sinople
Chief Financial Officer and Treasurer